UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005

Southwall Technologies Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-15930 (Commission File Number)	94-2551470 (I.R.S. Employer Identification No.)
3975 East Bayshore Road Palo Alto, California 94303 (Address of principal executive offices)
(650) 962-9111 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

The Company's executive officers intend to make a presentation to investors and others. A copy of the presentation materials to be used in connection therewith and from time to time thereafter is filed as Exhibit 99.1 hereto. The Company does not intend to update these presentation materials. The fact that these materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.

Item 9.01.    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.:	Description:
Exhibit 99.1	Southwall Technologies, Inc. investor presentation dated January 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

	By:	/s/ Thomas G. Hood
Thomas G. Hood
Chief Executive Officer
Date: January 13, 2005

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